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AIM PROXY INFORMATION BY FUND                                                    RELATED LINKS [link]

                                                                                 Daily Prices [link]

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AIM DENT DEMOGRAPHIC TRENDS FUND

     1.   Please read the proxy statement [link] in full. (PDF)

     2.   Access some typical questions [link] that shareholders may have regarding the proxy statement. (PDF)

     3.   You may vote your shares at www.proxyweb.com [link] unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. [link]

ADDITIONAL FUND MATERIALS:

     o    Prospectus [link] (PDF)

     o    Annual Report [link] (PDF)


                                                AIM INVESTMENT SERVICES, INC. 5/2005

                                      (c) 2005 A I M Management Group Inc. All Rights Reserved.
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PROXY VOTING INFORMATION

A proxy statement was mailed to AIM shareholders of record as of the close of business on April 22, 2005, for the funds listed below.

            o AIM Balanced Fund                                           o AIM Health Sciences Fund

            o AIM Core Stock Fund                                         o AIM Libra Fund

            o AIM Dent Demographic Trends Fund                            o AIM Mid Cap Stock Fund

            o AIM Emerging Growth Fund                                    o AIM Total Return Fund

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The purpose of the proxy statement is to request approval of an Agreement and Plan of Reorganization or Plan of Reorganization, as
applicable. Each proxy statement contains disclosure information about the proposal for which votes are being solicited. You can also access your fund's proxy statement, common questions regarding your fund's proposal, prospectus, and annual report by clicking on the fund name listed below.

The meeting was held on June 28, 2005, as scheduled, and a reconvened meeting will be held on June 30, 2005 at 3:00 p.m., in order to solicit additional votes for the fund listed below. The reconvened meeting will be held at the same location.

                  AIM Dent Demographic Trends Fund [link]

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HOW TO VOTE

You may cast your vote by any of the following methods. HOWEVER YOU CHOOSE TO VOTE, IT IS IMPORTANT THAT YOU VOTE NOW TO SAVE THE
EXPENSE OF ADDITIONAL SOLICITATIONS.

BY INTERNET       You may vote your shares at www.proxyweb.com [link]     BY TELEPHONE      Call toll-free 1.800.690.6903. Enter the
[PC ICON]         unless your shares are held through a broker, in        [PHONE ICON]      control number listed on the proxy card
                  which case you may vote your shares at                                    and follow the recorded instructions.
                  www.proxyvote.com. [link]

                  Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site.

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BY MAIL           Complete and sign the proxy card and return it in       IN PERSON         The shareholder meeting was held on June
[MAIL ICON]       the postage-paid envelope provided in the                                 28, 2005. The meeting was adjourned and
                  shareholder mailing.                                                      will reconvene on June 30, 2005, at
                                                                                            3:00 p.m. for AIM Dent Demographic
                                                                                            Trends Fund. Please notify AIM
                                                                                            Investments at 1-800-952-3502 if you
                                                                                            plan to vote your shares at the meeting.

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IF YOU HAVE ANY QUESTIONS...

If you have questions on the proxy or the voting process, please contact your financial consultant or call AIM toll-free at
1.800.952.3502 any business day between 7:30 a.m. and 7:00 p.m. CT.

If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm,
Georgeson Shareholder Communications, Inc., may contact you to remind you to exercise your right to vote.



                                                AIM INVESTMENT SERVICES, INC. 6/2005

                                      (c) 2005 A I M Management Group Inc. All Rights Reserved.

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